UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

Prior to the fourth quarter of 2014, American International Group, Inc. (the “Company”) reported its results through two reportable segments – AIG Property Casualty and AIG Life and Retirement. The AIG Property Casualty reportable segment had two operating segments – Commercial Insurance and Consumer Insurance, in addition to an AIG Property Casualty Other category. The AIG Life and Retirement reportable segment had two operating segments – Retail and Institutional.

In the fourth quarter of 2014, the Company completed its previously announced reorganization and modified the presentation of its financial results to reflect its new operating structure. The new operating structure includes two reportable segments – Commercial Insurance and Consumer Insurance. A Corporate and Other category consists of businesses and items not allocated to our reportable segments. The runoff insurance businesses previously reported in the Company’s Property Casualty Other category are now presented in Corporate and Other. Within the new operating structure, the Commercial Insurance and Consumer Insurance reportable segments include the following operating segments:

Commercial Insurance

•	Property Casualty – previously included as a part of AIG Property Casualty’s Commercial operating segment
•	Mortgage Guaranty – previously reported within the Corporate and Other Category
•	Institutional Markets – previously reported in AIG Life and Retirement’s Institutional operating segment

Consumer Insurance

•	Retirement – previously included in AIG Life and Retirement’s Retail and Institutional operating segments
•	Life – consists of the Company’s U.S. life insurance businesses previously included in AIG Life and Retirement’s Retail operating segment as well as the international life business previously included in the AIG Property Casualty’s Consumer Insurance operating segment
•	Personal Insurance – previously reported as a part of AIG Property Casualty’s Consumer Insurance operating segment.

The Company has updated its Financial Supplement to include revised historical segment results for each of the quarter and year ended December 31, 2013 and the quarters ended March 31, June 30 and September 30, 2013 and 2014. The updated Financial Supplement reflects the segment reporting changes.

The updated Financial Supplement is available on the Company’s website at www.aig.com. Information contained on the Company’s website or that can be accessed through the Company’s website is not incorporated by reference into this Current Report on Form 8-K. Reference to the Company’s website is made as an inactive textual reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: January 28, 2015	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Associate General Counsel and Assistant Secretary